SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 11, 2003

RELIABLE POWER SYSTEMS, INC.,
Formerly known as Dencor Energy Cost Controls, Inc.
(Exact name of registrant as specified in its charter)

                            COLORADO                                           0-9255                                                    84-0658020
                               (State or other jurisdiction                      (Commission File No.)                          (IRS Employer Identification No.)
     of incorporation or organization)

10 South Riverside Plaza, Suite 2220
Chicago, Illinois                                  60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 733-8970

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5. Other Events.

On January 22, 2003, Mr. James Currie, our President, resigned from all offices, effective immediately. Our Board of Directors has appointed Mr. Gary Hoffmann as our President. He is also our Chief Financial Officer and will continue to serve in this dual capacity. Mr. Gary Hoffmann is the brother of our Chairman, Mr. David Hoffmann.

Item 6. Resignation of Registrant’s Directors.

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Not Applicable

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                             Reliable Power Systems, Inc.

Date         February 11, 2003                                                            By: /s/ Gary Hoffmann
                                                                                                                  Gary Hoffmann
                                                                                                                  President